Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
					1	5
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00002		See Block 16C	[***]
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA
Washington DC 20201 Room 640-G 200 Independence Ave., S.W. ASPR-BARDA			Washington DC 20201 200 INDEPENDENCE AVE, S.W. BIOMEDICAL ADVANCED RESEACH & DEVELOPMENT AUT US DEPT OF HEALTH & HUMAN SERVICES ASPR-BARDA
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			(x)	9A. AMENDMENT OF SOLICITATION NO.
PARATEK PHARMACEUTICALS INC 1549007 75 PARK PLZ FL 4 BOSTON MA 021163934
9B. DATED (SEE ITEM 11)

			x	10A. MODIFICATION OF CONTRACT/ORDER NO.
75A50120C0000
10B. DATED (SEE ITEM 13)
CODE	1549007	FACILITY CODE	12/18/2019
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                             ☐ is extended   ☐   is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)			Net Increase:$43,483.00
2021.1990001.25106
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
FAR 52.243-2 Alt V, and FAR 43.103(a) Bilateral: Mutual Agreement of the Parties
D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 33-0960223

DUNS Number: 076333934

See Block 14 supplemental pages to Modification P00002 for additional information.

Appr. Yr.: 2021 CAN: 1990001 Object Class: 25106

Period of Performance: 07/30/2021 to [***]

Add Item 9 as follows: 9 ASPR-21-01796-CLIN 9 option funding to distribute 43,483.00 2500 courses of procured Nuzyra PO 75A50120C00001 Continued …
Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
[***]			[***]
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/[***]		July 29, 2021	/s/[***]	2021.07.29

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CONTINUATION SHEET		REFERENCE NO. OF DOCUMENT BEING CONTINUED			PAGE	OF
		75A50120C00001/P00002			2	5
NAME OF OFFEROR OR CONTRACTOR
PARATEK PHARMACEUTICALS INC 1549007
ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
Obligated Amount: $43,483.00 Award Type: Cost Total Estimated Cost: $43,483.00

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Contract No. 75A50120C00001 Modification #2	Supplemental Pages Block 14	Page 3 / 5

SUMMARY OF CHANGES

Beginning with the effective date of this modification, the Government and Contractor mutually agree as follows:

1.)	ARTICLE B.3. OPTIONS, is modified to incorporate CLIN 0009 for the Emergency Distribution of Procured Antibiotic from VMI and funding in the amount of $43,483.00.
2.)	ARTICLE B.4 ADVANCE UNDERSTANDINGS is modified to include additional language under paragraph m, VMI.
3.)	ARTICLE C.1. STATEMENT OF WORK, and SECTION J, LIST OF ATTACHMENTS is modified to incorporate revised Statement of Work, dated July 22, 2021, in its entirety.
4.)	SECTION J, LIST OF ATTACHMENTS, is modified to incorporate the Vendor Managed Inventory Plan v.1 (June, 2021).

Obligated Funding - Cost Reimbursement CLINs
	Cost	Fee	CPFF
CLIN 0001 (Base Award)	[***]	[***]	$ 21,525,559.00
CLIN 0004 (P00001)	[***]	[***]	$ 20,435,260.00
CLIN 0005 (P00001)	[***]	[***]	$ 76,774,872.00
CLIN 0009 (P00002)	[***]	[***]	$ 43,483.00
Subtotal	[***]	[***]	$ 118,779,174.00

Obligated Funding - Fixed Price CLINs
FFP
CLIN 0002 (Base Award)	$ 37,855,000.00

Total Funded	$ 156,634,174.00

ARTICLE B.3. OPTIONS is modified to incorporate CLIN 0009 as follows:

CLIN	Period of Performance	Supplies/Services	Total Est. Cost	Fixed Fee	Total Cost Plus Fixed Fee
0009	07/30/2021 to [***]	Emergency Distribution of Procured Antibiotics from VMI	[***]	[***]	$43,483.00

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Contract No. 75A50120C00001 Modification #2	Supplemental Pages Block 14	Page 4 / 5

ARTICLE B.4. ADVANCE UNDERSTANDINGS is modified as follows:

m. VMI

[***]

I.

In a small scale emergency situation, which may not receive a national emergency declaration, upon receiving a request for NUZYRA® drug product for distribution from the USG, the Contractor shall trigger the established communication chain to potentially trigger all or part of the emergency deployment strategies outlined in the VMI Distribution Plan and CLIN 0009.

II.

Notification of Release of Product- Notification to release product under this Contract shall be provided in writing to the Contractor by the CO, or by an authorized representative designated by the CO.

III.

The cost estimate listed in CLIN 0009 represents the best estimate, and Contractor can submit invoices for reimbursement of costs incurred in performing activities under CLIN 0009. Upon triggering of deployment actions the Contractor may seek additional reimbursement up to the actual costs incurred by providing justification and approval by CO.

ARTICLE C.1. STATEMENT OF WORK is modified as follows:

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work dated July 22, 2021 set forth in SECTION J - List of Attachments, attached hereto and made a part of the contract.

SECTION J - LIST OF ATTACHMENTS is modified as follows:

1.Statement of Work, dated July 22, 2021, 11 pages

2.Invoice/Financing Instructions for Cost-Reimbursement Type Contracts

3.Invoice Instructions for Fixed-Priced Type Contracts

4.Sample Invoice Form

5.Report of Government Owned, Contractor Held Property, 1 page

6.Form SF-LLL, Disclosure of Lobbying Activities, 2 pages

7.Paratek Intellectual Property, 20 Pages

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Contract No. 75A50120C00001 Modification #2	Supplemental Pages Block 14	Page 5 / 5

8.VMI[***] Requirements, 3 Pages

9.Vendor Managed Inventory Plan v.1, 14 Pages

All other terms and conditions of this contract remain unchanged and in full force and effect.

END OF MODIFICATION P00002 to 75A50120C00001

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ATTACHMENT 1

Statement of Work
75A50120C00001

Date: 7-22-2021

PREAMBLE

Independently and not as an agency of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work.

The Government reserves the right to modify the milestones, progress, schedule, budget, or deliverables to add or delete deliverables, process, or schedules if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made. The Government reserves the right to change the product, process, schedule, or events to add or delete part or all of these elements as the need arises.

Overall Objectives and Scope

The overall objective of this contract is to procure an antibiotic that can be used under Emergency Use Authorization (EUA) pre-approval or marketing authorization for the treatment and/or post-exposure prophylaxis treatment of pulmonary anthrax. The Contractor will develop NUZYRA® for Animal Rule licensure, with the objective of making it suitable for stockpiling and use to treat infections with B. anthracis. Once suitable regulatory authorization has been achieved or under an applicable stockpiling authority, NUZYRA® will be purchased and delivered to the [***] or these supplies will become part of a VMI program managed by Paratek. Optional objectives cover activities to help secure the NUZYRA® supply chain, activities to support the commercial sustainability of NUZYRA® with the objective to ensuring continued supply, activities intended to expand the Animal Rule licenses of NUZYRA®, and further purchases for VMI managed by Paratek. The scope of work for this contract includes preclinical, clinical, manufacturing and procurement activities that fall into the following areas: nonclinical activities; clinical activities; manufacturing activities; procurement activities and all associated regulatory, quality assurance, management, and administrative activities. The Research and Development (R&D) efforts and procurement of NUZYRA® will progress in specific stages that cover the base performance (CLINs 1 and 2) segment and six (6) option segments (CLINs 3 to 8) as specified in this contract. The Contractor must complete specific tasks required in each of the discrete work segments. The scope of work has been broken into the following phases which are discrete work segments:

1.	CLIN 1: LATE STAGE DEVELOPMENT TO SUPPORT LICENSURE OF ANTIBIOTIC (ANTHRAX)
2.	CLIN 2: INITIAL PURCHASE, STORAGE AND DELIVERY OF ANTIBIOTIC AS FINAL DRUG PRODUCT (FDP)
3.	CLIN 3: SUPPLEMENTAL LATE STAGE DEVELOPMENT FOR ANTHRAX

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4.	CLIN 4: BARDA SECURITY REQUIREMENTS, ON-SHORING COMMERCIAL MANUFACTURING [***]
5.	CLIN 5: POST-MARKETING STUDY COMMITMENTS/ REQUIREMENTS FOR COMMERCIAL CABP AND ABSSSI INDICATIONS
6.	CLIN 6: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)
7.	CLIN 7: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)
8.	CLIN 8: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)
9.	CLIN 9: EMERGENCY DISTRIBUTION OF THE PROCURED ANTIBIOTIC
1.	CLIN 1: LATE STAGE DEVELOPMENT TO SUPPORT LICENSURE OF ANTIBIOTIC (ANTHRAX)

The Contractor will continue to develop of NUZYRA® for the treatment of pulmonary Anthrax with the objective of obtaining approval through the FDA Animal Rule.

[***]

2.	CLIN 2: INITIAL PURCHASE, STORAGE AND DELIVERY OF ANTIBIOTIC AS FINAL DRUG PRODUCT (FDP)

The Contractor will supply 2,500 drug product treatment courses of NUZYRA® [***]

[***]

3.	CLIN 3: SUPPLEMENTAL LATE STAGE DEVELOPMENT FOR ANTHRAX

[***]

4.	CLIN 4: BARDA SECURITY REQUIREMENTS, ON-SHORING COMMERCIAL MANUFACTURING [***]

[***]

5.	CLIN 5: POST-MARKETING STUDY COMMITMENTS/ REQUIREMENTS FOR COMMERCIAL CABP AND ABSSSI INDICATIONS

[***]

6.	CLIN 6: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)

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The Contractor shall store and maintain under the recommended storage conditions purchased NUZYRA® drug product inventory for the US Government in a VMI or deliver such inventory to the ASPR[***] in the manner described in CLIN 2.

7.	CLIN 7: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)

The Contractor shall store and maintain under the recommended storage conditions purchased NUZYRA® drug product inventory for the US Government in a VMI or deliver such inventory to the ASPR[***] in the manner described in CLIN 2.

8.	CLIN 8: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)

The Contractor shall store and maintain under the recommended storage conditions purchased NUZYRA® drug product inventory for the US Government in a VMI or deliver such inventory to the ASPR[***] in the manner described in CLIN 2.

9.	CLIN 9: EMERGENCY DISTRIBUTION OF PROCURED ANTIBIOTIC

The Contractor is to be prepared to deploy up to [***] treatment courses of drug product from existing product in VMI to the field in the United States in the event of a national emergency or a small scale emergency situation under an appropriate regulatory mechanism (e.g. EUA, IND or sNDA), following the agreed upon procedures between Contractor, BARDA[***]

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Revised Timeline view of all CLINs provided in the SOW (3/26/2020)

[***]

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ATTACHMENT 9

CLIN0002 Vendor Managed Inventory Plan for Paratek Pharmaceuticals

[Pursuant to Regulation S-K, Item 601(a)(5), this Attachment 9 setting forth the Vendor Managed Inventory Plan has not been filed.  The Registrant agrees to furnish supplementally a copy of any omitted scheduled to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

[***]

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